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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                          ----------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 25, 2000
                        (Date of earliest event reported)

                          ----------------------------

                         Commission File Number 1-14373

                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                 DELAWARE                                56-2084290
         (State of Incorporation)           (I.R.S. Employer Identification No.)


200 PARK AVENUE, NEW YORK, NEW YORK                        10166
(Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 984-8033
              (Registrant's Telephone Number, Including Area Code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits - The following are furnished as exhibits to this report:

         10.2(a) Employment Agreement, entered into on May 18, 2000, effective as of January 1, 2000, by and between Insignia Financial Group, Inc. and Andrew Lawrence Farkas, including, as
                  Exhibit A thereto, resolutions of the Compensation
                  Committees empowering Andrew L. Farkas, as Chief Executive Officer of the Company, to direct and participate in the grants of equity interests in certain subsidiaries of the Company.

         10.2(b) Amended and Restated Employment Agreement, dated as of May 19, 2000, by and between Insignia Financial Group, Inc. and Adam
                  B. Gilbert.

         10.2(c) Amended and Restated Employment Agreement, dated as of May 12, 2000, by and between Insignia Financial Group, Inc. and Jeffrey P. Cohen.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             INSIGNIA FINANCIAL GROUP, INC.

                                             By:  /s/Adam B. Gilbert
                                                  ------------------------------
                                                  Adam B. Gilbert
                                                  Executive Vice President

DATE: May 25, 2000


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